SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: January 8, 2003
                        (Date of earliest event reported)


                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)



     New York                      000-25831                        11-2208052
--------------------------------------------------------------------------------
 (State or other                 (Commission                      (IRS Employer
 jurisdiction of                 File Number)                     Identification
 incorporation)                                                       Number)


4002 Eisenhower Boulevard, Suite 101, Tampa, Florida                  33634
--------------------------------------------------------------------------------
    (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code                 (813) 286-8644
                                                                  --------------


                  --------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events
          ------------

     On January 8, 2003, the Board of Directors appointed Fassil Gabremariam and Carlos C. Campbell as directors of the Company. Mr. Gabremarium was appointed to serve in Class I until the annual meeting of stockholders in 2003, or until his successor is duly elected and qualified, and Mr. Campbell was appointed to serve in Class III until the annual meeting of stockholders in 2005, or until his successor is duly elected and qualified. Both directors are "independent" under applicable rules of the Securities and Exchange Commission and Nasdaq and have also been appointed to serve as members of the Company's audit and compensation committees.

     The current Board of Directors now consists of five directors, of whom three are independent under applicable rules and regulations.

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NETWOLVES CORPORATION

                                   /s/ Peter C. Castle
                                   -------------------------------
                                   Peter C. Castle
                                   Vice President - Finance


Dated:   January 13, 2003